Exhibit 32.1

SECTION 906 CERTIFICATION

Each of the undersigned, in connection with this Quarterly Report on Form 10-Q of Danka Business Systems PLC (the “Company”) for the quarter ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TODD L. MAVIS
Todd L. Mavis
Chief Executive Officer

February 9, 2005

/s/ F. MARK WOLFINGER
F. Mark Wolfinger
Chief Financial Officer

February 9, 2005

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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